Accounting changes and new accounting guidance	12 Months Ended
Dec. 31, 2018
Accounting Changes and Error Corrections [Abstract]
Accounting changes and new accounting guidance
Accounting changes and new accounting guidance

The following accounting changes and new accounting guidance were adopted in 2018.

ASU 2017-12, Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities

In August 2017, the FASB issued an ASU, Derivatives and Hedging: Targeted Improvements to Accounting for Hedging Activities. The objective of this ASU is to improve the financial reporting of hedging relationships to better portray the economic results of an entity’s risk management activities and to simplify the application of hedge accounting guidance.

The most significant impact of the new guidance to the Company relates to the new accounting alternatives for fair value hedges of interest rate risk, specifically, the ability to hedge only the benchmark component of the contractual cash flows and partial-term hedging. The guidance also changed presentation and disclosure requirements and made changes to how the shortcut method is applied, which resulted in the Company using that method going forward for certain hedging relationships.

BNY Mellon elected to early adopt this ASU on Jan. 31, 2018, which is the “as of” date for which the Company was permitted to make certain elections and the measurement date for recording the adoption impact for certain hedge modifications. As part of the adoption, we elected to reclassify approximately $1.1 billion of debt securities from held-to-maturity to available-for-sale which resulted in a decrease of $47 million pre-tax to accumulated other comprehensive income. The Company also elected to modify certain hedge relationships as of the adoption date primarily to utilize the benchmark component method of measuring hedge effectiveness, as such method is deemed to more closely match risk management objectives with accounting results. The Company recognized a $27 million after-tax increase in retained earnings as of Jan. 1, 2018 associated with the adoption impact of these hedge modifications.

ASU 2017-07, Compensation - Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost

In March 2017, the FASB issued an ASU, Compensation - Retirement Benefits: Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost. This ASU requires the disaggregation of the service cost component from the other components of the net benefit cost in the consolidated income statement. This ASU also permits only the service cost component of net benefit cost to be eligible for capitalization. BNY Mellon adopted this ASU in the first quarter of 2018, and applied the guidance retrospectively for the presentation of the service cost component and the other components in the consolidated income statement, and prospectively for the capitalization of the service cost component in assets. The adoption of this standard increased staff expense and decreased other expense by $62 million in 2017 and $75 million in 2016.

ASU 2016-18, Statement of Cash Flows: Restricted Cash

In November 2016, the FASB issued an ASU, Statement of Cash Flows: Restricted Cash. This ASU provides guidance on the presentation of restricted cash or restricted cash equivalents in the consolidated statement of cash flows. Restricted cash consists of excess client funds held by our broker-dealer business and totaled $2.4 billion at Dec. 31, 2018 and $1.8 billion at Dec. 31, 2017. Restricted cash is included in interest-bearing deposits with banks on the consolidated balance sheet and with cash and due from banks when reconciling the beginning and end-of-period balances on the consolidated statement of cash flows.

We adopted the guidance in this ASU retrospectively. As a result, the change in interest-bearing deposits with banks, which is included in investing activities on the consolidated statement of cash flows, was restated to reflect the decrease in restricted cash of $1,631 million in 2017 and $898 million in 2016. The increase in restricted cash was $643 million in 2018.

ASU 2016-15, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments

In August 2016, the FASB issued an ASU, Statement of Cash Flows: Classification of Certain Cash Receipts and Cash Payments. This ASU provides guidance on eight specific cash flow presentation issues. The most significant impact for BNY Mellon relates to distributions received from equity method investees. For equity method investments, BNY Mellon elected to report distributions received from equity method investees using the cumulative earnings approach. Distributions received are considered returns on investment and classified as cash inflows from operating activities on the consolidated statement of cash flows. To the extent the returns on investment exceeded the cumulative equity in earnings recognized, the excess would be considered a return of investment and classified as cash inflows from investing activities on the consolidated statement of cash flows. We adopted the guidance in this ASU retrospectively. As a result, the change in accruals and other, net, which is included in operating activities on the consolidated statement of cash flows, was restated to reflect distributions received of $24 million in 2017 and $17 million in 2016. The distributions were previously included in other, net in investing activities on the consolidated statement of cash flows. Distributions received in 2018 were $24 million. The remaining seven specific cash flow presentation issues do not materially impact BNY Mellon.

ASU 2014-09, Revenue from Contracts with Customers

In May 2014, the FASB issued an ASU, Revenue from Contracts with Customers. This ASU, as amended, provides guidance on the recognition of revenue related to the transfer of promised goods or services to customers and guidance on accounting for certain contract costs. The standard provides a single revenue model to be applied by reporting companies under U.S. GAAP and supersedes most existing revenue recognition guidance.

The Company adopted the guidance on Jan. 1, 2018 using the cumulative effect transition method applied to contracts not completed as of Dec. 31, 2017, which resulted in a $55 million after-tax reduction to retained earnings. The comparative financial information for 2017 and 2016 has not been restated and continues to be reported under the accounting standards in effect for that period.

Although the impact of the adoption of this ASU was not material, the most significant changes and quantitative impact of the changes are disclosed below.

Payments to customers

The timing of recognizing the reduction in revenue for certain payments made to depositary receipts customers has changed. Prior to adoption, annual payments to customers were capitalized and amortized as contra revenue over the remaining contract period, subject to impairment reviews.

Under the new guidance, annual payments are recorded as a reduction in revenue in proportion to the expected annual revenue generated from the related customer contract.

Costs to obtain a customer contract

Prior to adoption, costs to obtain a customer contract, primarily sales incentives, were expensed as incurred. Under the new guidance, an asset is recognized for the incremental sales incentives that are considered costs of obtaining a contract with a customer, if those costs are expected to be recovered.

The table below presents the cumulative effect of the adoption of the new guidance on the consolidated balance sheet as of Dec. 31, 2017.

Impact on the consolidated balance sheet
	Dec. 31, 2017	Impact of adoption	Jan. 1, 2018
(in millions)
Assets
Other assets	$23,029	$(9)	$23,020

Liabilities
Accrued tax and other expenses	$6,225	$(18)	$6,207
Other liabilities	6,050	64	6,114

Equity
Retained earnings	$25,635	$(55)	$25,580

The impact of the new guidance on the consolidated income statement for 2018 and the consolidated balance sheet as of Dec. 31, 2018 was de minimis. See Note 9 for additional revenue and contract costs disclosures.
ASU 2016-01, Financial Instruments - Overall: Recognition and Measurement of Financial Assets and Financial Liabilities

In January 2016, the FASB issued an ASU, Financial Instruments—Overall: Recognition and Measurement of Financial Assets and Financial Liabilities. This ASU requires investments in equity securities that do not result in consolidation and are not accounted for under the equity method to be measured at fair value with changes in the fair value recognized through net income, unless one of two available exceptions applies. The first exception, a scope exception, allows Federal Reserve Bank stock, FHLB stock and exchange memberships to remain accounted for at cost, less impairment. The second practicability exception is an election available for equity investments that do not have readily determinable fair values. For certain investments where the Company has chosen the practicability exception, such investments are accounted for at cost adjusted for impairment, if any, plus or minus observable price changes.

The Company adopted this guidance in the first quarter of 2018 using the cumulative effect method of adoption, with a de minimis impact to retained earnings. As part of the adoption, we reclassified money market fund investments of approximately $1 billion to trading assets, primarily from available-for-sale securities.

We have non-readily marketable equity securities where we are utilizing the practicability exception of $55 million at Dec. 31, 2018. We recognized $27 million of net upward adjustments on these securities in 2018, driven by activity that resulted in observable price changes.

ASU 2018-13, Fair Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement

In August 2018, the FASB issued an ASU, Fair Value Measurement: Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. This ASU requires disclosure of the changes in unrealized gains or losses included in OCI for Level 3 assets or liabilities held at the end of the period and the range and weighted-average of the significant unobservable inputs used in determining the fair value of Level 3 assets and liabilities. This ASU removes the requirement to disclose the transfers between Level 1 and Level 2 of the fair value hierarchy and the valuation process for determining Level 3 fair value measurements. BNY Mellon adopted this ASU in the third quarter of 2018 and applied the guidance prospectively for the new disclosure requirements and retrospectively for disclosure requirements that have been removed.

ASU 2018-14, Compensation - Retirement Benefits - Defined Benefit Plans - General: Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans

In August 2018, the FASB issued an ASU, Compensation - Retirement Benefits - Defined Benefit Plans - General: Disclosure Framework - Changes to the Disclosure Requirements for Defined Benefit Plans. This ASU added the requirement to disclose the weighted-average interest crediting rates for cash balance plans and an explanation of the reasons for significant gains and losses related to changes in the benefit obligation for the period. This ASU clarified the requirement to disclose the projected benefit obligation (“PBO”) and fair value of plan assets for plans with PBOs in excess of plan assets, and the accumulated benefit obligation (“ABO”) and fair value of plan assets for plans with ABOs in excess of plan assets. Additionally, this ASU removed the requirement to disclose the amounts in accumulated OCI expected to be recognized as components of net periodic benefit cost over the next year and the sensitivity analysis of changes in the assumed health care cost trend rate. BNY Mellon early adopted this ASU in the fourth quarter of 2018 and applied the guidance retrospectively.